UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2007

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

    This Amendment No. 1 to Form 8-K (this "Amendment No. 1") is being filed to report the corrected information below under Item 2.02.  This information was previously announced on November 6, 2007 and reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on November 6, 2007.

Item 2.02  Results of Operations and Financial Condition.

    This Amendment No. 1 is being filed to correct certain errors on pages 9, 41 and 44 of the slide presentation attached as Exhibit 99.C to the Current Report on Form 8-K filed with the Commission on November 6, 2007.  Copies of the corrected slides are attached as Exhibit 99.A.  The complete slide show presentation incorporating the corrected slides is also available on our website at www.elpaso.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.A	Corrected slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ Marguerite Woung-Chapman
Marguerite Woung-Chapman
Vice President and Corporate Secretary

Dated: November 12, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.A	Corrected slides.